SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to 240.14a-11(c) or 240.14a-12


                   RGB Computer & Video, Inc.
        (Name of Registrant as Specified In Its Charter)


  ................................................................
 (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a- 6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

         .................................................................

     2) Aggregate number of securities to which transaction applies:

         .................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         .................................................................

     4)  Proposed maximum aggregate value of transaction:

         .................................................................

     5)  Total fee paid:

         .................................................................

[x]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         $125.00..........................................................

     2)  Form, Schedule or Registration Statement No.:

         .................................................................

     3)  Filing Party:

         .................................................................

     4)  Date Filed:

         .................................................................

============================================================================
============================================================================


June 25, 1996



Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Re:   RGB Computer & Video, Inc., Proxy Materials

Dear Sirs:

     The definitive Proxy Statement for RGB Computer &
Video, Inc., is being filed by EDGAR.

     Since the requisite fee was paid with the filing of the preliminary Proxy materials, no fee is due or included with this filing.

Very truly yours,




Cynthia T. Gilbert
Vice President


============================================================================
============================================================================

                      ******************
                      *  NEW DOCUMENT  *
                      ******************



                 RGB COMPUTER & VIDEO, INC.
                 18245 S.E. Federal Highway
                     Tequesta, FL 33469



June 24, 1996


To Our Shareholders:

Dear Shareholders and Friends:

     RGB Computer & Video's first six months of 1996, have been hallmarked by dramatic and exciting changes in overall corporate focus and direction, and we want to take this time to bring you up to date.

     The Company completed its single most significant event with the acquisition of SAF T LOK on February 12, 1996. In SAF T LOK we realized key acquisition objectives of : strong revenue potential, unique product advantages with formidable barriers to competition through solid patent protection and potential for broad product lines as additional applications and markets are developed.

     SAF T LOK is the manufacturer of a patented locking system, initially for application on handguns. The lock renders firearms virtually childproof, yet ready for use with push-button ease. Effectively launched, we believe significant sales should begin late in the third quarter/early fourth quarter of this year.

THE FIREARMS PROBLEM

     According to a study commissioned by the Johns Hopkins School of Public Health, firearm-related deaths, whether accidental, homicides or suicides, jumped 32 percent since 1989. Further, these deaths accounted for 27 percent of all injury/deaths of children and teenagers.

     Our research indicates that more than 2,000 accidental firearm deaths occur in the US each year. Twenty percent of those deaths involve children under 15 years of age and fifty percent of those are caused by guns kept in the home. Experts further estimate that more than 240,000 handguns are brought into schools each year.

THE SAF T LOK SOLUTION

     We believe that other gun locking systems on the market, while effective at keeping a firearm disabled, fall short of being able to immediately reactivate the firearm if necessary. Shortcomings include keys needed to unlock a system that can easily be lost, as well as systems that cannot be deactivated in the dark.

     SAF T LOK was designed by Frank Brooks, a firearms expert and chairman of the Board of Directors. Seven painstaking years of development, refinement and patent protection make it what we believe to be the most fail-safe firearm locking system on the market. Its unique touch system is based on a three digit combination, easily recalled and quickly accomplished, even in complete darkness.

OUR MARKETING EFFORT

     During the first quarter, we began initial introductions at trade shows with modest production and shipments of the SAF T LOK device. Most of our shipments were demonstration pieces to dealerships. We have also submitted the SAF T LOCK device to several gun manufacturers and law enforcement agencies for testing. We will use the second quarter and part of the third quarter to ramp up production.

     We received an important endorsement from Nick Navarro, the former Sheriff of Broward County (Ft. Lauderdale, FL) and a nationally known spokesman on law enforcement. After witnessing SAF T LOK's demonstrated ability to render a weapon inoperable, Mr. Navarro joined the Company as Law Enforcement Liaison. His high profile and compelling first hand knowledge of the firearms problem combine to reach a key audience of professional law enforcement personnel.

     Our marketing strategy is directed to gun dealers, gun manufacturers and law enforcement agencies. We are pursuing various levels of strategic partnering. Our goal is to have our products part of the manufacturing process as well as the retrofit market.

FINANCIAL REVIEW AND OTHER CORPORATE HIGHLIGHTS

     As we began the transition into commercializing SAF T LOK at the end of the first quarter, our revenues through March 31, 1996, only amounted to $80,648, while the costs associated with the acquisition and marketing for SAF T LOK contributed to the net loss of $530,468, or 11 cents a share. Our current ratio remained strong at more than 11 to
1.0 as we remained virtually debt-free.

     We want to thank you, our shareholders, for your continuing support and look forward to sharing more exciting corporate updates as they develop.

Sincerely,




Frank W. Brooks                  Robert L Gilbert
  Chairman                           President


                      *************************
                      *  END OF NEW DOCUMENT  *
                      *************************


============================================================================
============================================================================

                   RGB COMPUTER & VIDEO, INC.
                   18245 S.E. Federal Highway
                      Tequesta, FL  33469


                 _____________________________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON JULY 18, 1996
                   __________________________


TO THE HOLDERS OF COMMON STOCK OF RGB COMPUTER & VIDEO, INC.:

NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Share holders of RGB COMPUTER & VIDEO, INC., a Florida corporation (the "Corporation"), will be held at the Marriott Hotel, 4000 RCA Boulevard, Palm Beach Gardens, Florida 33410 on Thursday, July 18, 1996 at 9:00 a.m., local time, for the following purposes:

     1. To consider and vote upon a proposal to amend the Corporation's charter by approving Amended and Restated
          Articles of Incorporation;

     2. To elect a Board of Directors of six (6) members effective upon filing of the Amended and Restated Ar ticles of Incorporation;

     3. To consider and vote upon a proposal to increase to 500,000 the number of shares of Common Stock reserved for issuance pursuant to the Corporation's
          1993 Stock Plan;

     4. To ratify the selection of Michaelson & Co., P.A., independent certified public accountants, to audit the Corporation's 1996 fin-ancial statements; and

     5. To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

All shareholders of the Corporation are cordially invited to attend, although only shareholders of record at the close of busi ness on June 21, 1996 shall be entitled to notice of and to vote at the meeting or any postponements or adjournments thereof.


                              By Order of the Board of Directors



                              Cynthia T. Gilbert
                              Secretary

Tequesta, Florida
June 24, 1996

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE
SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED
RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.  THIS IS IMPORTANT FOR
THE PURPOSE OF ENSURING A QUORUM AT THE MEETING.

============================================================================
============================================================================


              1996 Annual Meeting of Shareholders
                               of
                   RGB Computer & Video, Inc.
                 _____________________________

                        PROXY STATEMENT
              ___________________________________


             DATE, PLACE AND TIME OF ANNUAL MEETING

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of RGB Computer & Video, Inc., a Florida corporation (the "Company"), of proxies for use at the 1996 Annual Meeting of Shareholders (the "1996 Annual Meeting") to be held at the Marriott Hotel, 4000 RCA Boulevard, Palm Beach Gardens, Florida 33410 on Thursday, July 18, 1996, at 9:00 a.m., local time, or at any and all postpone ments or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

                  INFORMATION CONCERNING PROXY

This Proxy Statement, Notice of Annual Meeting and accompanying proxy card are first being mailed to shareholders on or about
June 24, 1996.

Only shareholders of record at the close of business on June 21, 1996 (the "Record Date") will be entitled to notice of and to vote the shares of common stock of the Company ("Common Stock") held by them on such date at the 1996 Annual Meeting or any and all postponements or adjournments thereof. On June 21, 1996, 5,522,057 shares of Common Stock were outstanding and entitled to vote at the 1996 Annual Meeting. Each share of Common Stock entitles the holder thereof to cast one vote on each matter to be voted upon at the 1996 Annual Meeting.

If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accom panying proxy card will vote FOR the Board of Directors' nominees as directors, and as recommended by the Board of Directors with regard to all other matters as may properly come before the 1996 Annual Meeting or, if no such recommendation is given, in their own discretion. Each such proxy granted may be revoked by the shareholder giving such proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the 1996 Annual Meeting in person and so requests. Attendance at the 1996 Annual Meeting will not, in itself, constitute revocation of the proxy.

The six persons receiving the largest number of votes for director will be elected. The adoption of the proposal to approve Amended and Restated Articles of Incorporation requires the affirmative vote of not less than 75 percent of the votes entitled to be cast by all shares of Common Stock issued and out standing on the Record Date.

The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers, employees and agents, may also solicit proxies personally or by telephone. Only independent third party agents not otherwise affiliated with the Company will be specifically compensated for such solicitation activities.
The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

The presence at the 1996 Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on June
21, 1996 will constitute a quorum.

                       CHANGE IN CONTROL

On February 13, 1996 the Company, Saf T Lok Corporation, a
Florida corporation now known as STL Lock, Inc. ("STL"), and Sphere Enterprises Inc., a Florida corporation ("Sphere"), consum-mated a tax-free reverse triangular merger (the "Merger"). Under the terms of the Merger the shareholders of STL exchanged their shares of STL common stock for shares of the Company's Common Stock, constituting a 40 percent interest in the Company. STL became a wholly-owned subsidiary of the Company. Frank W.
Brooks, founder, principal shareholder, chairman of the board of directors and president of STL, became Chairman of the Board of the Company. As part of the Merger, Mr. Brooks obtained the proxy to vote the shares of Robert L. Gilbert III and his wife, Cynthia T. Gilbert, in director elections through February 2000.

                       SECURITY OWNERSHIP

The following table sets forth the number of shares and percentage of the Company's Common Stock beneficially owned as of June 21, 1996 by (i) owners of more than five percent of the Common Stock, (ii) each director and officer of the Company, and
(iii) all officers, directors and director nominees of the Com pany as a group.

                                  Number                       Percentage
Name and Address                 of Shares                      Owned
- ----------------------          -------------------            ----------
Cynthia T. Gilbert              1,074,600<F3><F4>              19.46%
50 E. Riverside Dr.
Jupiter, FL 33458

Robert L. Gilbert III           1,074,600<F2><F3><F4>          19.46%
50 E. Riverside Dr.
Jupiter, FL 33458

Frank W. Brooks                   760,994<F1><F4>              13.78%
7689 S.E. Rivers
Edge St.
Jupiter, FL 33458

William M. Schmidt                219,596<F4>                   3.98%
9338C S.E. Randall Ct.
Hobe Sound, FL 33455

Jeffrey W. Brooks                 155,400<F4>                   2.81%
7689 S.E. Rivers Edge St.
Jupiter, FL 33458

Eugene V. Horanoff                108,508<F4>                   1.96%
322 Natchez Ct.
Jupiter, FL 33477

All officers, directors and                                    42.00%
director nominees as a
group (6 persons)

<F1>
Does not include an option to acquire an additional
1,000,000 shares pursuant to an Option Agreement dated
February 13, 1996.

<F2>
Does not include an option to acquire an additional 600,000 shares pursuant to an Option Agreement dated February 13, 1996.

<F3>
Robert L. and Cynthia T. Gilbert hold their shares as tenants by the entireties. Includes 224,600 shares held by Mr. and Mrs. Gilbert and Richard M. Taylor, Mrs. Gilbert's father, as trustees of two trusts for the Gilberts' children. Does not include 76,948 shares held by family members, with respect to which the Gilberts disclaim beneficial ownership. Such family members are over age 21 and do not reside with the Gilberts.

<F4>
 A nominee for director.

Section 16 Compliance. Executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required to file reports of changes in ownership of the Company's Common Stock pursuant to Section 16(a) of the Securities Exchange Act of 1934. Based on a review of copies of filings received by it and representations of such persons, the Company believes that all filings required to be made during the year ended December 31, 1995 were filed in a timely manner.

Proposal Number 1
Amendment of Corporate Charter

On May 31, 1996 the Board of Directors approved a resolution to amend the Company's charter by adopting Amended and Restated Articles of Incorporation that would (a) change the name of the Company to Saf T Lok Incorporated, (b) change the authorized capi tal of the Company to 20,000,000 shares of common stock, $0.01 par value, (c) eliminate staggered terms for directors, and (d) eliminate supermajority vote requirements for removal of directors and amendments to the charter. At the 1996 Annual Meet ing, the shareholders will be asked to approve the proposed Amended and Restated Articles of Incorporation, the full text of which is attached hereto as Exhibit "A".

If the new charter is approved, upon its filing at the Florida State Department, the name of the Company will become Saf T Lok Incorporated. Additionally, the Board of Directors will be empowered, without the necessity of further action or approval of the Company's shareholders, to issue up to 20,000,000 shares of Common Stock. Each additional share of Common Stock issued will have the same rights and privileges as each share of Common Stock currently issued. The Board of Directors has no present agreement, arrangement, plan or understanding with respect to the issuance of any of the additional authorized shares of Common Stock. The increase in authorized Common Stock will have no immediate effect on the rights of existing shareholders. To the extent that the additional authorized shares of Common Stock are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders.

In addition, shareholders will have the right to elect all of the directors of the Company at each annual meeting. Furthermore, directors will be subject to removal with or without cause by shareholders in accordance with Florida law. Lastly, the vote of a simple majority of shares will suffice for approval of sub sequent amendments to the Company's charter.

Approval of the proposed Amended and Restated Articles of Incor poration requires the affirmative vote of not less than 75 percent of the votes entitled to be cast by all shares of Common Stock issued and outstanding on the Record Date. Without such approval, the Company's charter will not change.

The Board of Directors unanimously recommends that the shareholders vote FOR the proposed Amended and Restated Articles of Incorporation.

Proposal Number 2
Election of Directors

The persons named as proxies intend (unless authority is withheld) to vote for the election as directors of the persons hereinafter named (the "Nominees") upon their nomination for such position at the 1996 Annual Meeting. In accordance with the proposed Amended and Restated Articles of Incorporation to be voted upon in accordance with Proposal Number 1, the Board of Directors shall consist of not less than three nor more than 13 members, with the exact number to be fixed from time to time by the Board of Directors. On May 31, 1996 the Board of Directors approved a resolution fixing the number of directors at six (6), effective upon conclusion of the 1996 Annual Meeting. Directors so elected will hold office until the next annual meeting of shareholders or until their successors are elected and qualified to serve.

The six (6) Nominees for election as directors are Frank W.
Brooks, Robert L. Gilbert III, Cynthia T. Gilbert, Jeffrey W.
Brooks, Eugene V. Horanoff and William M. Schmidt. Directors are elected by a plurality of the votes cast.

Robert L. Gilbert III and Cynthia T. Gilbert are husband and wife. Jeffrey W. Brooks is the son of Frank W. Brooks. All of the Nominees are currently directors of the Company. Mr. and Mrs. Gilbert were elected as directors in July 1989; no proxies were solicited in connection therewith. Frank Brooks, Jeffrey Brooks, Eugene V. Horanoff and William M. Schmidt were elected as directors by the Board of Directors on February 13, 1996 im mediately upon consummation of the merger between the Company and Saf T Lok Corporation (now known as STL Lock, Inc.) ("STL") (the "STL Acquisition"). Frank Brooks has been the chairman of the board of STL since he founded that entity in 1989. His election to the Company's Board of Directors was required by the Agreement and Plan of Merger dated January 10, 1996 among the Company, its subsidiary Sphere Enterprises, Inc. and STL (the "STL Merger Agreement"). See "Interest of Directors in Certain Transactions of the Company."

If any of the Nominees should become unavailable for election, all uninstructed proxies will be voted for the election of such other person or persons as may be designated by the Board of Directors, but the Board of Directors has no reason to anticipate that this will occur.

The following information is furnished with respect to each of the Nominees and is based on information submitted by the person named:

Frank W. Brooks, the inventor of the Saf T LokTM, STL's initial product, serves as the Company's Chairman. He formed STL in 1989 and has actively participated in all organizational and financial aspects of that company. Mr. Brooks is a longtime gun owner and father of four children, the protection of whom provided the impetus for the invention of the Saf T LokTM. Mr. Brooks owns and operates Palm Beach Business Services, Inc. d/b/a Ding-A-Ling Answering Service in West Palm Beach, Florida, a leading telephone answering service in the Fort Lauderdale to Orlando market, with 70 employees.

Robert L. Gilbert, III, the Company's President, Chief Executive Officer and a director since 1989, founded the Company in July 1989 and is the creator of the AmiLink concept, the initial product of RGB Video, Inc., a subsidiary of the Company. From in ception through June 1, 1993, Mr. Gilbert was the President and Chief Executive Officer of the Company; on June 2, 1993, the Com pany appointed Mr. Gilbert Chairman of the Company. Mr. Gilbert was President of RGB Video Creations, Inc., the Company's predecessor, from its inception in December 1987 until he formed the Company.

Cynthia T. Gilbert is the wife of Mr. Gilbert. She is the Com pany's Vice President of Finance, Treasurer and Secretary, and a director since 1989, and has handled all financial transactions for the Company since its inception. From December 1987 through September 1989, she had similar duties with the Company's predecessor.

William M. Schmidt serves as Vice President and a director of the Company. He joined STL in September 1995 from Ilco Unican Inc.'s Simplex Safelock Division in Greensboro, North Carolina where he was Vice President and General Manager, accountable for two com mercial lock divisions with sales of $35 million.

Jeffrey W. Brooks, the son of Frank Brooks, serves as a director of the Company. He joined STL in 1989 at its inception as Manager of Research & Development. Mr. Brooks has also served as
General Manager of Palm Beach Business Services, Inc. since 1985 and was promoted to President in 1994.

Eugene V. Horanoff serves as a director and Chief Engineer of the Company. He joined STL in 1989 at the commencement of prototype development. He was instrumental in designing and engineering the Saf T LokTM. He spent 28 years with the Naval Surface War fare Center in Silver Spring, Maryland, retiring in 1982 as a Senior Aerospace Design Engineer.

  INTEREST OF DIRECTORS IN CERTAIN TRANSACTIONS OF THE COMPANY

During 1995, Richard Taylor, Mrs. Gilbert's father, was employed as General Manager of the Company, Jean Taylor, Mrs. Gilbert's mother, was employed as Administrative Assistant of the Company, and Kevin Maranville, Mr. and Mrs. Gilbert's brother-in-law, was employed as Sales Executive of the Company. With respect to services performed for the Company in 1995, Mr. Taylor earned $40,000, Mrs. Taylor earned $20,000 and Mr. Maranville earned $40,000. See "Executive Compensation" for a description of Mr. and Mrs. Gilbert's respective compensation packages.

On February 13, 1996 the Company completed the STL Acquisition. Pursuant to the STL Merger Agreement, Frank W. Brooks, Jeffrey W. Brooks, Eugene V. Horanoff and William M. Schmidt were elected directors of the Company. The STL Merger Agreement further provided that Frank Brooks shall be included as a Nominee for director at least through the 2000 Annual Meeting of Shareholders, provided he is willing and able to serve.

The STL Merger Agreement also provides Mr. Brooks certain manage ment and other rights relating to the composition of the Board of Directors and the management and the continued separate existence of STL. Mr. Brooks has an employment agreement with the Company and STL that provides that he will remain employed by STL until February 2001 at a certain salary (as adjusted in the ordinary course) and with certain benefits. Mr. Brooks has a Stock Option Agreement with the Company pursuant to which he may acquire 1,000,000 shares of the Company's Common Stock at an exercise price of $2.00 per share through December 31, 1999, subject to certain vesting conditions.

Mr. Gilbert has a Stock Option Agreement with the Company pursuant to which he may acquire 600,000 shares of the Company's
Common Stock at an exercise price of $2.00 per share through December 31, 1999, subject to certain vesting conditions.

The following table sets forth information with respect to the current directors and executive officers of the Company.


          Name              Age               Position or Office
                                              Held
- ------------------------    ------            --------------------
Frank W. Brooks             61                Chairman of the
                                              Board, Director


Robert L. Gilbert III.      44                President and Chief
                                              Executive Officer,
                                              Director

Cynthia T. Gilbert          41                Vice President, Treasurer
                                              and Secretary, Director

William M. Schmidt          53                Vice President,
                                              Director

Eugene V. Horanoff          64                Director

Jeffrey W. Brooks           35                Director



Directors' Compensation; Meetings; Committees

Compensation

The directors do not receive a salary for their services. Each non-employee director of the Company is reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees. No sums were paid in 1995 to directors for reimbursement of sums expended for attendance.

Meetings

The Board of Directors of the Company met six times during 1995. Additionally, the Board of Directors took certain actions by written consent. No director attended fewer than 75 percent of the meetings of the Board of Directors held during the period he served on the Board of Directors.

Committees

The Board of Directors has an Audit Committee and a Compensation Committee. These committees were formed in August 1995. The Board of Directors does not have a standing Nominating Committee. The functions performed by these committees, their number of meetings and membership are as follows:

Audit Committee

The Audit Committee selects the independent auditors for the Company (subject to ratification by the shareholders), reviews the scope and results of the annual audit, approves the services to be performed by the independent auditors, reviews the in dependence of the auditors, reviews the performance and fees of the independent auditors, reviews the adequacy of the system of internal accounting controls and reviews the scope and results of internal auditing procedures. The current members of the Audit Committee are Cynthia T. Gilbert and Jeffrey W. Brooks. In 1995 Mrs. Gilbert served as the sole member of the Audit Committee.

Compensation Committee

The Compensation Committee adopts and oversees the administration of compensation plans for executive officers and senior manage ment of the Company, determines awards granted senior management under such plans, approves remuneration arrangements for senior management and reviews the reasonableness of all such compensa tion. It also oversees the administration of the 1993 Stock Option Plan for eligible employees of the Company and its sub sidiaries. The current members of the Compensation Committee are Frank W. Brooks and Robert L. Gilbert III. In 1995 Mr. Gilbert served as the sole member of the Compensation Committee.

Executive Compensation

The following table and discussion summarize the compensation of the three most highly compensated executive officers of the Com pany for the year ended December 31, 1995. No other employee of the Company earned in excess of $50,000 in 1995.




                            Annual Compensation                              Long-Term
                                                                             Compensation
                            ---------------------------------------------    -------------

Name and Principal                                           Other Annual    Stock
Position                    Year       Salary     Bonus      Compensation    Options
- -------------------         ----       ------     -----      ------------    -------
Frank W. Brooks             1995       NA         NA         NA              NA
Chairman of the             1994       NA         NA         NA              NA
Board<F1>                   1993       NA         NA         NA              NA


Robert L Gilbert III.       1995       $85,000    $    0     $8000<F2>       0
President and Chief         1994        85,000      7500      8000<F2>       0
Executive Officer           1993        85,000    18,031      8000<F2>       0


Cynthia T. Gilbert          1995       $60,000    $    0     $   0
Vice President,             1994        60,000      7500         0
Secretary and Treasurer     1993        60,000         0         0           0


- ---------------------------------------------------------------------------------------

<F1>
Mr. Brooks joined the Company in February 1996.
<F2>
Represents premium paid on life insurance policy.

         ______________________________________________

No options to acquire shares of the Company's Common Stock were granted or exercised in 1995.

The Company does not have any longterm incentive or pension or profitsharing plans.

Employment Agreements

The Company and Frank Brooks entered into an Employment Agreement on February 13, 1996 pursuant to which Mr. Brooks' position as Chief Officer of STL was confirmed through February 2001 at an annual base salary of $100,000. Additionally, the Agreement and Plan of Merger dated January 10, 1996 between the Company and STL provided that Mr. Brooks would serve as a director of the Company through 2002.

The Company and Robert Gilbert entered into an Employment Agree ment on April 22, 1993 pursuant to which Mr. Gilbert's position as President of the Company was confirmed. That Agreement has since been modified, such that Mr. Gilbert has assumed the presidency of STL and earns an annual base salary of $100,000 through February 2001.

The Company and Cynthia T. Gilbert entered into an Employment Agreement on April 22, 1993 pursuant to which Mrs. Gilbert's posi tion as Vice President/ Secretary/Treasurer of the Company was confirmed. That Agreement has since been modified, such that Mrs. Gilbert has assumed the roles of Treasurer and Chief Finan cial Officer of STL and earns an annual base salary of $85,000 through February 2001.

STL and Mr. Schmidt entered into an Employment Agreement in November 1995, since amended, pursuant to which he serves as Vice
President of STL at an annual salary of $75,000.

Performance Presentation

The following graph compares the cumulative total shareholder returns on the Company's Common Stock based on the market price of Common Stock from the date of the Company's initial public offering in June 1993 and including for the two years ending December 31, 1995 on an assumed investment of $100 with the cumulative total return of the Standard & Poor's S&P 500 Stock Index and Standard & Poor's Specialty Retail Index. Shareholder return is measured by dividing (a) the sum of (i) the cumulative amount of dividends declared for the measurement period, and (ii) the difference between the issuer's share price at the end and at the beginning of the measurement period by (b) the share price at the beginning of the measurement period.

Performance Presentation Table
Name of Index or                             Investment Return
Company in comparison             12/31/93        12/31/94        12/31/95
- -----------------------           --------        --------        --------
Standard & Poor 500               $110.08         $111.53         $153.44

Standard & Poor
Specialty Retail                  $99.56          $94.03          $91.50

RGB Computer & Video, Inc.<F1>    $42.10           $6.57          $5.92

<F1>
RGB IPO was Sept. 93. Investment calculated at that day's price.

Compensation Committee Report

In January 1996, the Compensation Committee of the Board of
Directors furnished the following report on executive compensation for inclusion in this proxy statement:

     To the Shareholders of RGB Computer & Video, Inc.:

     In order effectively to serve the interests of the Company and its shareholders, compensation for the Com pany's executive officers is designed to incentivize high levels of individual and Company performance and to reward such performance. Annual and long term bo nuses are paid only if financial targets are achieved.
     These targets are set by the Committee in advance in conjunction with its review of the Company's strategic and operating plans. The Committee grants stock options as part of executive compensation because it views stock options as a means of motivating superior performance and direction by linking the incentives of executives with those of shareholders. Stock options produce value for executives only if the Company's stock price increases over the option price, which is set at the market price on the date of grant.

     Salaries for executive officers were set for 1995 in employment agreements entered into by Mr. and Mrs.
     Gilbert in 1993. The Committee believes these salaries were appropriate in light of the individual performance of the executives.

     No bonuses were paid in 1995. No stock options were granted.

     The Committee believes that executive compensation in 1995 was appropriate for 1995 but substandard thereafter in light of the executives' role in ex ecution of the Company's diversification strategy and in restructuring the Company's Board of Directors and senior management team.

                                     ROBERT L. GILBERT III


Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee of the Board of Directors are Frank W. Brooks and Robert L. Gilbert. Each is a director of the Company. In 1995 the Company employed Mr. Gilbert as its President and Chief Executive Officer and Cynthia
T. Gilbert, Mr. Gilbert's wife, as Vice President, Secretary and Treasurer. Because the Compensation Committee in 1995 comprised only Mr. Gilbert, by necessity he would have had to participate in any vote (none occurred) respecting his compensation and that of his wife.

Proposal Number 3
Amendment of 1993 Stock Plan

In February 1996 the Board of Directors adopted, acting on the recommendation of the Compensation Committee and subject to approval by the Company's shareholders, a resolution to increase to 500,000 shares the number of shares of Common Stock that are reserved for issuance under the Company's 1993 Stock Plan (the "Plan"). The Plan presently contemplates the issuance of 150,000 shares. The number of shares of Common Stock that may be issued under the Plan, as it may be increased pursuant to the proposed amendment, is subject to adjustment in the case of stock splits, stock dividends, reclassifications or certain other events. The current text of the Plan, as modified pursuant to this amendment, is attached hereto as Exhibit "B". The material features of the Plan are discussed below, but such description is subject to and is qualified in its entirety by the full text of the Plan, as amended.

The purpose of the Plan is to advance the interests of the Company by providing an additional incentive to attract and retain directors, officers, employees and consultants through the encouragement of stock ownership in the Company by such persons. Reflective of this purpose, the Plan provides for each nonemployee director to receive an automatic grant of a non-qualified option to purchase 5000 shares of Common Stock each full year he remains on the Board.

Pursuant to the Plan, options to purchase 150,000 shares of Common Stock are outstanding. No options granted under the Plan have been exercised and none have expired. No current director has been granted any options under the Plan.

Approval of the increase in the number of shares reserved for issuance under the Plan by the Company's shareholders is one of the conditions of Rule 16b-3 as promulgated by the Securities and Exchange Commission, which provides an exemption from the operation of the "short swing profit" recovery provisions of
Section 16(b) of the Securities Exchange Act of 1934, as amended, with respect to the acquisition of options and certain trans actions by directors of the Company.

Assuming approval of the proposed amendment, an aggregate of 500,000 shares of Common Stock (subject to adjustment as discussed below) will be reserved for issuance under the Plan. Shares acquired upon exercise of options granted under the Plan will be authorized and unissued shares of Common Stock. The Company's shareholders have no preemptive rights to purchase or subscribe for the shares reserved for issuance under the Plan.
If any option granted under the Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Plan.

Terms and Conditions

The Plan is administered by the Compensation Committee of the Board. In addition to the two kinds of options described in the next sentence, the Compensation Committee may authorize stock awards (discussed below) to directors, officers, employees and consultants.

The Plan provides for the granting of "incentive stock options" as defined in Section 422 of the Internal Revenue Code (the "Code") to officers and employees and for the granting of "non-qualified stock options" which do not meet the requirements of
Section 422 of the Code to directors, officers, employees and consultants.

The exercise price of a non-qualified stock option and an incentive stock option granted pursuant to the Plan is the fair market value of the Common Stock at the time the option is granted, except as noted below with respect to incentive stock op tions. On June 3, 1996 the fair market value was $12.50 based on the last trade occurring that day on the NASDAQ SmallCap Market. The exercise price of an option may be paid in cash or by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by a combination thereof.

Each option, except as noted below with respect to incentive stock options, must be exercised within 10 years of the date granted. Options become exercisable ("vest") in such installments, if any, as specified by the Compensation Committee at the time of grant. Upon termination of active employment by reason of retirement, vesting stops as of the date of termination of employment and the optionee has three months from such date to exercise vested options. Upon termination of employment by reason of death, the optionee's estate may exercise vested options for three months after such termination (but not beyond the original expiration date). Upon termination of employment by reason of disability, the optionee may exercise vested options for one year after such termination (but not beyond the original expiration date).

With respect to incentive stock options, if the aggregate fair market value (determined as of the date the option is granted) of the shares for which any optionee may for the first time exercise incentive stock options in any calendar year exceeds $100,000, such excess incentive stock options are treated as nonqualified stock options. In the case of incentive stock options that are granted to an employee who owns, or is deemed by reason of the attribution rules under Section 425(d) of the Code to own, more than 10% of the combined voting power of all classes of the stock of the Company, the exercise price of such options must be at least 110% of the fair market value at the time the options are granted, and such options must be exercised within five years from the date granted.

The Plan provides that each optionee will enter into an Option
Agreement with the Company containing such terms as the Compensation Committee may deem advisable.

Federal Income Tax Consequences

Options. The grant of a non-qualified stock option or an incentive stock option will not result in income for the participant or in a deduction for the Company.

The exercise of a non-qualified stock option will generally result in compensation income for the participant and a deduction for the Company, in each case measured by the difference between the option price and the fair market value of the shares at the time of exercise.

The exercise of an incentive stock option will not result in income to the participant if the participant (a) does not dispose of the shares within two years after the date of grant or one year after exercise and (b) is an employee of the Company from the date of the grant at least until three months before the exercise or until one year before the exercise in the event of permanent and total disability. If these requirements are met, the basis of the shares upon later disposition, in the case of an exercise for cash, will be the option price. Any gain will be taxed to the participant as longterm capital gain and the Company will not be entitled to a deduction. The excess of the market value of the shares on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax. If the participant disposes of the shares prior to the expiration of either of the holding periods in (a) above, the participant will recognize compensation income and the Company will be entitled to a deduction equal to the lesser of (i) the fair market value of the shares on the exercise date minus the option price, or (ii) the amount realized on the disposition minus the option price. Any gain in excess of the compensation income portion will be treated as long-term or short-term capital gain. If an optionee ceases to be an employee of the Company and exercises his option after the expiration of the period des cribed in (b) above, the Option will be deemed a non-qualified stock option for tax purposes.

Stock Awards. An amount equal to the fair market value of a stock award on the date of award under the Plan will be taxable to the participant as ordinary income in the year or years in which the award is paid or made available to the participant. The Company is usually entitled to a deduction in the cor responding amount.

Withholding. When required by applicable law, the Company will withhold or collect from the participant all amounts required to satisfy applicable withholding taxes with respect to awards. Amounts due on the distribution of stock or the exercise of an option must be paid by the participant. In lieu of cash, the participant may elect to provide such required amount by reques ting the Company to withhold from the shares being acquired shares having a fair market value equal to such amount, or may deliver to the Company previously acquired shares having such value.

The discussions set forth above do not purport to be a complete analysis of all potential tax effects relevant to recipients of awards or options or to the Company. It is based on federal income tax law, regulations and rulings as of the date of this Proxy Statement, which are subject to change at any time.

Amendments; Non-exclusivity

The Board may, in its discretion, amend the Plan at any time.
The Board may, however, make no change that would prevent incentive stock options granted under the Plan from being incentive stock options without the consent of the optionees concerned, and the Board may not make any amendment to the Plan that (1) changes the class of persons eligible for incentive stock options, (2) increases the total number of shares for which options may be granted, or (3) increases the total number of shares authorized for stock awards, without the approval of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon.

Participation in the Plan is not exclusive and does not prevent any participant from participating in any other compensation plan of the Company or from receiving any other compensation from the Company.

If the shareholders approve this amendment to the Plan, 350,000 additional shares of Common Stock of the Company will be reserved for issuance under the Plan.

Recommendation and Vote Required

The Board of Directors recommends a vote FOR the following resolution which will presented at the meeting:

               RESOLVED, that Section 4 of the 1993
          Stock Plan be, and hereby is, amended to increase the number of shares of Common Stock which may be issued thereunder by an additional 350,000 shares.

The affirmative vote of the holders of a majority of the shares represented at the 1996 Annual Meeting in person or by proxy is required for approval of this resolution. As a result, an absten tion or a broker nonvote will have the same effect as a vote against the resolution.

Proposal Number 4
Selection of Auditors

The current members of the Audit Committee of the Board of Directors are Cynthia T. Gilbert and Jeffrey W. Brooks, both of whom are employed by the Company.

The Audit Committee has selected the firm of Michaelson & Co., P.A., independent certified public accountants, as auditors of the Company for the year ending December 31, 1996, subject to ratification of such selection by the shareholders of the Com pany. Michaelson & Co., P.A. has audited the financial state ments of the Company for the last three years.

The Company has been informed by Michaelson & Co., P.A. that such firm has no direct financial interest nor any material indirect financial interest in the Company or any of its subsidiaries. Michaelson & Co., P.A. has not during the past five years had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

The Board of Directors recommends a vote FOR the following resolution which will be presented at the meeting:

               RESOLVED, that the selection by the Audit
          Committee of the Board of Directors of Michaelson & Co., P.A., independent certified public accountants, as auditors of the Company for the year ending December 31, 1996, is hereby ratified, confirmed and approved.

The affirmative vote of the holders of a majority of the shares represented at the 1996 Annual Meeting in person or by proxy is required for approval of this resolution. As a result, an absten tion or a broker non-vote will have the same effect as a vote against the resolution.

                         OTHER MATTERS

The Board of Directors has no knowledge of any other matters which may come before the 1996 Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the 1996 Annual Meeting or any adjourn ment thereof, the persons soliciting the proxies will have the discretion to vote on such matters as they see fit.

If you do not plan to attend the 1996 Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy prompt ly. In the event you are able to attend the meeting, at your request the Company will cancel any proxy executed by you.

Representatives of Michaelson & Co., P.A. will be present at the 1996 Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

Any shareholder of the Company who wishes to present a proposal to be considered at the 1997 Annual Meeting of Shareholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such meeting must deliver such proposal in writing to the Company not later than April 1, 1997. No shareholder proposals were submitted to the Company for consideration at the 1996 Annual Meeting.

Detailed financial information of the Company and its subsidiary for the year ended December 31, 1995 is included in the Company's 1995 Annual Report on Form 10-KSB, a copy of which is enclosed herewith. A copy of the Company's quarterly report on Form 10-QSB for the quarter ended March 31, 1996 is also enclosed herewith.


                              By Order of the Board of Directors



                              Cynthia T. Gilbert
                              Secretary

Tequesta, Florida
June 24, 1996

==========================================================================

Appendix A.



                   RGB COMPUTER & VIDEO, INC.

  This Proxy is Solicited on Behalf of the Board of Directors
        Annual Meeting of Shareholders -- July 18, 1996



The undersigned appoints each of Frank W. Brooks and Robert L. Gilbert III, each with the power to appoint his substitute, as proxies of the undersigned and hereby authorizes them to repre sent and to vote, as designated below, all the shares of Common Stock of RGB Computer & Video, Inc. held of record by the under signed on June 21, 1996 at the Annual Meeting of Shareholders of RGB Computer & Video, Inc. to be held on July 18, 1996.

1. Proposal to approve Amended and Restated Articles of Incor poration to (i) increase the number of authorized shares of Common Stock to 20,000,000 shares, $0.01 par value, (ii) change the name of the corporation to Saf T Lok Incorpora ted, (iii) eliminate staggered terms for directors, and (iv) eliminate supermajority vote requirements for removal of directors and amendments to the Articles of Incorporation.

          FOR ____        AGAINST ____          ABSTAIN ____

2.   Election of Directors

     FOR all nominees listed       WITHHOLD AUTHORITY to vote for
     below (except as marked       all nominees listed below [ ]
     to the contrary below) [ ]

     Frank W. Brooks, Robert L. Gilbert III, Cynthia T. Gilbert,
     Jeffrey W. Brooks, Eugene V. Horanoff, William M. Schmidt

     (INSTRUCTIONS: To withhold authority to vote for any in dividual nominee, write that nominee's name in the space provided below.)

            _______________________________________

3. Proposal to increase the number of shares reserved for issuance under the Company's 1993 Stock Plan to 500,000 from 150,000.

          FOR ____        AGAINST ____          ABSTAIN ____

4. Proposal to approve the appointment of Michaelson & Co., P.A. as independent accountants for the Company.

          FOR ____        AGAINST ____          ABSTAIN ____

5. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS
LISTED ABOVE AND FOR PROPOSALS 1, 3 and 4.

Please sign exactly
as name appears below.   When Shares are held by joint tenants,
                         both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a Partnership, please sign in partnership name by authorized person.


                         DATED: ___________________________, 1996



                         ________________________________________
                                        Signature



                         ________________________________________
                                 Signature, if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
THE ENCLOSED RETURN ENVELOPE.

============================================================================
============================================================================




                      AMENDED AND RESTATED
                   ARTICLES OF INCORPORATION
                               OF

                   RGB COMPUTER & VIDEO, INC.


Pursuant to Section 607.1007 of the Florida Business Corporation
Act, RGB Computer & Video, Inc., a Florida corporation (the
"Corporation"), certifies that:

1. The original Articles of Incorporation of the Corporation were filed with the Florida Department of State on July 10, 1989, were amended by Articles of Amendment to the Articles of Incorporation filed on April 26, 1990, were further amended by Arti-cles of Amendment to the Articles of Incorporation filed on January 8, 1991, were again amended by Amended and Restated Articles of Incorporation filed on April 13, 1993 and were then amended by Articles of Amendment to the Amended and Restated Articles of In-corporation filed on May 17, 1995;

2.   In accordance with the provisions of Sections 607.0821 and
607.0701 of the Florida Business Corporation Act, these Amended and Restated Articles of Incorporation were duly adopted by the Board of Directors of the Corporation pursuant to a unanimous written consent dated as of May 31, 1996 and by the holders of more than 75 percent of the outstanding stock of the Corporation, the requisite amount under the current Amended and Restated Articles of Incorporation;

3. The current Amended and Restated Articles of Incorporation of the Corporation are amended as follows:

     a. Article I is amended to change the name of the Corporation to Saf T Lok Incorporated;

     b. Article II is amended to change the principal address of the Corporation to 18245 S.E. Federal Highway, Tequesta,
Florida 33469;

     c.   Article III is deleted;

     d.   Article IV is restated and renumbered as Article III;

     e. Article V is amended to change the authorized capital of the Corporation to 20,000,000 shares of common stock, $0.01 par value, and renumbered as Article IV;

     f. Article VI is amended to reflect revised provisions applicable to directors of the Corporation, and renumbered as
Article V;

     g.   Article VII is deleted;

     h.   Article VIII is expanded and divided into new Articles
VI and VII;

     i.   Article IX is deleted; and

     j.   Article X is deleted.

4.   The foregoing amendments to the current Amended and Restated
Articles of Incorporation were duly adopted by the shareholders of the Corporation; and

5. There are no discrepancies between the provisions of the current Amended and Restated Articles of Incorporation, as amended, and the provisions of these Amended and Restated Articles of Incorporation other than the inclusion of the foregoing amendments which were adopted pursuant to Section 607.1003 of the Florida Business Corporation Act, and the omission of matters of historical interest.

The text of the current Amended and Restated Articles of Incorporation of the Corporation is restated with the amendments described above, effective as of the date of filing hereof with the Florida Department of State, to read as follows:

                        ARTICLE I  NAME

The name of the Corporation is Saf T Lok Incorporated.

        ARTICLE II  PRINCIPAL OFFICE AND MAILING ADDRESS

The address of the principal office and mailing address of the Corporation is 18245 S.E. Federal Highway, Tequesta, Florida
33469.

                      ARTICLE III  PURPOSE

The Corporation is organized for the purpose of transacting any and all lawful businesses for which corporations may be incorpor-ated under the Florida Business Corporation Act.

                   ARTICLE IV  CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall be authorized to have outstanding at any time is 20,000,000 shares of Common Stock with a par value of $0.01 per share, all of which shares shall be issued fully paid and nonassessable.

                      ARTICLE V  DIRECTORS

The number of directors of the Corporation constituting the en-tire Board of Directors shall be not less than three (3) nor more than thirteen (13). The Board of Directors shall determine from time to time the number of directors who shall constitute the en-tire Board of Directors. Any such determination made by the Board of Directors shall continue in effect unless and until changed by the Board of Directors, but no such changes shall af-fect the term of any directors then in office.

The term of office of each of the directors shall expire at each Annual Meeting of Shareholders. The successors to directors whose terms shall then expire shall be elected to serve from the time of election and qualification until the next Annual Meeting of Shareholders following election and until a successor shall have been duly elected and shall have qualified.

          ARTICLE VI  LIMITATION OF DIRECTOR LIABILITY

1. No director shall be personally liable for monetary damages to the Corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director, unless: (a) the director breached or failed to perform his duties as a director; and (b) the direc-tor's breach of, or failure to perform, those duties constitutes
(i) a violation of the criminal law, unless the director had rea-sonable cause to believe his conduct was lawful or had no reason-able cause to believe his conduct was unlawful, (ii) a transaction from which the director derived an improper personal bene-fit, either directly or indirectly, (iii) a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act are applicable, (iv) in a proceeding by or in the right of the Corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the Corporation, or willful misconduct, or (v) in a proceeding by or in the right of someone other than the Corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

2. For purposes of this Article VI, the term "recklessness" means the action, or omission to act, in conscious disregard of a risk: (a) known, or so obvious that it should have been known, to the director; and (b) known to the director, or so obvious that it should have been known, to be so great as to make it highly probable that harm would follow from such action or omission.

                  ARTICLE VII  INDEMNIFICATION

1. Each person (including here and hereinafter, the heirs, executors, administrators or estate of such person) (a) who is or was a director or officer of the Corporation, (b) who is or was an agent or employee of the Corporation other than an officer and as to whom the Corporation has agreed to grant such indemnity, or
(c) who is or was serving at the request of the Corporation as its representative in the position of a director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise and as to whom the Corporation has ag-reed to grant such indemnity, shall be indemnified by the Corpor-ation as of right to the fullest extent permitted or authorized by current or future legislation or by current or future judicial or administrative decision (but, in the case of any such future legislation or decision, only to the extent that it permits the Corporation to provide broader indemnification rights than per-mitted prior to such legislation or decision), against any fine, liability, cost or expense, including attorneys' fees, asserted against him or incurred by him in his capacity as such director, officer, agent, employee or representative, or arising out of his status as such director, which indemnification shall not be exclusive of other rights to which those seeking indemnification may be entitled. The Corporation may maintain insurance, at its expense, to protect itself and any such person against any such fine, liability, cost or expense, whether or not the Corporation would have the legal power directly to indemnify him against such liability.

2. Costs, charges and expenses (including attorneys' fees) in-curred by a person referred to in Section 1 of this Article VII in defending a civil or criminal suit, action or proceeding shall be paid by the Corporation in advance of the final disposition thereof upon receipt, in the case of an officer or director, of an undertaking to repay all amounts so advanced in the event it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized by this Article VII, and upon satisfaction of such other conditions as are required by current or future legislation (but with respect to future legislation, only to the extent that it provides conditions less burdensome than those previously provided). Such costs, charges and expenses incurred by other employees and ag-ents may be so paid upon such terms and conditions, if any, as the Board of Directors may deem appropriate.

3. If this Article VII or any portion hereof shall be invalida-ted on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person des-cribed in Section 1 of this Article VII to the fullest extent permitted by any applicable portion and to the fullest extent permitted by law.

IN WITNESS WHEREOF, the undersigned have made, subscribed and ac-knowledged these Amended and Restated Articles of Incorporation this ___ day of July, 1996.

                              // Robert L. Gilbert III.
                              ___________________________________
                              Robert L. Gilbert, III, President

                              // Cynthia T. Gilbert
                              ___________________________________
                              Cynthia T. Gilbert, Secretary

====================================================================
====================================================================
                RGB SALES AND MARKETING, INC.

                       1993 STOCK PLAN



1. PURPOSE AND ELIGIBILITY. This 1993 Stock Plan (the "Plan") is intended to advance the interests of RGB Sales and Marketing, Inc. (The "Company") and its Related Corporations as defined below by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers and directors by creating incentives and rewards for their contributions to the success of the Company. This Plan will provide to: (a) officers and other employees of the Company and its Related Corporations opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as incentive stock options ("ISOs") under Section 422(b) of the Internal
Revenue  Code  of  1986,  as  amended  (the  "Code");    (b)
directors, officers, employees and consultants of the Company and Related Corporations opportunities to purchase stock in the Company pursuant to options granted hereunder which  do  not  qualify  as ISOs ("Non-Qualified  Options");
(c)  directors, officers, employees and consultants  of  the
Company and Related Corporations awards of stock in the Company ("Awards"); (d) directors, officers, employees and consultants of the Company and Related Corporations opportunities to make direct purchases of stock in the Company ("Purchases"): and (e) directors of the Company and Related Corporations who are not officers or employees of the Company or Related Corporations with the opportunities to purchase stock in the Company pursuant to Options granted hereunder ("Non-Discretionary Options"). ISOs, Non-Discretionary Options and Non-Qualified Options are referred to hereafter as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights".

       For   purposes   of  the  Plan,  the  term   "Related
Corporations" shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.


     2.  Administration of the Plan.

          a. The Plan shall be administered by the board of directors of the Company (the "Board"). The Board may, in its discretion, delegate its

                          EXHIBIT B
powers with respect to the Plan to an employee benefit plan committee or any other committee (the "Committee"). The Committee shall consist of not fewer than two members. Each of the members must be a "disinterested person" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members. Subject to ratification of the grant or authorization of each Stock Right by the Board (but only if so required by applicable state  law),  and  subject to the terms  of  the  Plan,  the
Committee  shall  have the authority to  (i)  determine  the employees of the Company and Related Corporations (from among the class of employees eligible under Paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under Paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchase may be granted;
(ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the exercise price of shares subject to each Option which price for any ISO shall not be less than the minimum price specified in Paragraph 7, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option;
(v) determine (subject to Paragraph 8) the time or times when each Option, except for non-discretionary Options, shall be exercisable, the duration of the exercise period and when each Option shall vest; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

      No members of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any stock right granted under it. No member of the Committee or the Board shall be liable for any act or omission of any other member of the Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

      b. The Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

      c. Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, officers or consultants, but no discretionary Stock Rights shall be granted to any person who is, at the time of the proposed grant, a member of the Board unless such grant has been approved as provided in paragraph 2d. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of discretionary Stock Rights but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

     d. Notwithstanding any other provision of Paragraph 2, any discretionary grants to a person who is a member of the Board shall be made only by the Board provided, however, that is a majority of the Board is eligible to participate in the Plan or in any other stock option or other stock plan of the Company or any of its Related Corporations, or has been so eligible at any time within the preceding year, any grant to directors of Stock Rights must be made by, or only in accordance with the recommendation of, a Committee consisting of two or more persons, who shall be directors of the Company, appointed by the Board but having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. The requirements imposed by this subparagraph 2d shall also apply with respect to grants to officers who are also directors. Once appointed, such Committee shall continue to serve until otherwise directed by the Board.

     e. In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Options under it, each member of the Board and of the Committee shall be entitled without further act on his part to indemnification from the Company pursuant to Florida law. Section 607.0850 of the Florida Business Corporation Act (the "FBCA"), grants to a corporation the power to indemnify its officers and directors for all reasonable expenses incurred by such individuals in connection with the defense or settlement of an action. Even if there is a finding of liability the Court can award indemnification if it finds that the officer and/or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Unless ordered by the Court, this determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding; (2) if such quorum is not obtainable, or, even if obtainable, by a majority vote of a committee duly designated by the board of directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding; (3) by independent legal counsel selected by the board of directors described in (1) above or the committee described in (2) above or if a quorum of directors for (1) above cannot be obtained and the committee in (2) above cannot be designated, selected by a majority vote of the full board of directors (in which directors who are parties may participate); or by a majority vote of the shareholders of a quorum consisting of shareholders who were not parties to such proceeding, or if such quorum is not obtainable, by a majority vote of shareholders who were not parties to such proceeding.

     However, if such individual has been adjudged liable to the corporation, he will not be entitled to indemnification without court approval. The FBCA also contains provisions allowing the advancement of expenses under certain circumstances.

      The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Committee and shall be in addition to all other rights to which such member of the Board or the Committee would be entitled to as a matter of law, contract or otherwise. The indemnification provided by this Section 2e shall only be made after the requirements of
Section 607.0850 of the FBCA has been complied with or as required by the Company's bylaws as amended except that the Company may pay for or reimburse reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding in accordance with the provisions of Section 607.0805 (6) (7) of the FBCA.

     3.  Eligible Employees and Others.

           a. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable securities laws, Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in any other grant of Stock Rights.

             b. All directors of the Company who are not employees of the Company or Related Corporations shall automatically receive grants of 5,000 Non-Qualified Options
(i) at the time this Plan is adopted by the Board; (ii) upon election or appointment to the Board if not a member of the Board at the time this Plan is adopted by the Board; and
(iii)   upon  election  to  the  Board  after  all   Options
previously granted have vested.

                (1)  The exercise price of the Options shall
be fair market value on the date of grant as defined by Paragraph 7.

                 (2)    The  Options  shall  vest  in  equal
increments of 2,500 Options per director on June 1 and December 1 of each year, provided that the director is still serving as a director of the Company. To the extent that any Options which have not been exercised do not vest, the Options shall lapse and no longer be exercisable.

     c. The Options shall be exercisable for a period of 10 years from the date of grant, except where a shorter period is required by the Code for certain ISOs.

      4. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 500,000 subject to adjustment as provided in Paragraph 14. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

      5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time on and after March 18, 1993, provided however that no ISO shall be granted more than 10 years after the effective date of this Plan. The date of grant of a Stock Right under the Plan will be the date of grant by the Committee unless otherwise specified at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Paragraph 17.

      6. Sale of Shares. Any shares of the Company's Stock granted pursuant to an Award or acquired pursuant to a Purchase as set forth herein, cannot be sold for at least six months after acquisition except in case of death or disability. Nothing in this Paragraph 6 shall be deemed to reduce the holding period set forth under the applicable securities laws.

     7.    ISO Minimum Option Price and Other Limitations.

           a. The exercise price per share specified in the stock option agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

           b. In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

           c. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean:

                (1)     the  closing price of the  Company's
shares appearing on a national securities exchange if such shares are listed on such an exchange or if not listed, appearing on the National Association of Securities Dealers Automated Quotation System ("NASDAQ')

               (2)    if the Company's shares are not listed
on NASDAQ, then the average bid and asked price for its shares as listed on the National Association of Securities
Dealers, Inc.'s Bulletin Board; or

               (3) if the Company's shares are not listed on the National Association of Securities Dealers, Inc.'s Bulletin Board, then the average bid and asked price for the Company's shares as listed in the National Quotation Bureau's "pink sheets"; or

                     (4)     if there are no listed bid  and
asked prices published in the pink sheets, then the fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company's shares.

           d. Until closing of the Company's initial public offering or the amendment of the Plan, as the case may be, no Options shall be granted or Purchases issued at exercise or purchase prices, respectively, less than the initial public offering price.

      8. Duration of Stock Rights. Subject to earlier termination as provided in Paragraphs 10 and 11, each Stock Right shall expire on the date specified in the original instrument granting such Stock Right, (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Paragraph 17) provided, however, that such instrument must comply with Section 422 of the Code with regard to ISOs granted to all employees and Rule 16b-3 of the Exchange Act with regard to all Stock Rights granted to executive officers, directors and 10% shareholders of the Company.

     9.    Exercise of Options.    Subject to the provisions
of Paragraphs 3b and 10 through 14, each Option granted under the Plan shall be exercisable as follows:

            a.      The   Options  shall  either  be   fully
exercisable   from  the  date  of  grant  or  shall   become
exercisable thereafter in such installments as the Committee may specify.

           b. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

           c. Each Option or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

           d. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 17) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code as described in Paragraph 7(b). The date of exercise of all Options shall accelerate in the event of any of the following: (i) the Company is to merge or consolidate with or into any other corporation or entity except a transaction where the Company is the surviving corporation or a change of domicile merger or similar transaction exempt from registration under the Securities Act of 1933 (the "Act"), (ii) the sale of all or substantially all of the Company's assets, (iii) the sale of at least 90% of the outstanding Common Stock of the Company to a third party (subparagraphs (i), (ii) and (iii) collectively referred to as an "Acquisition"); or (iv) the Company is dissolved. Upon a minimum of 20 days prior written notice to the optionees, the exercisability of such Options shall commence two business days prior to the earlier of the scheduled closing of an Acquisition or proposed dissolution or the actual closing of an Acquisition or proposed dissolution.

           e. All Options and stock grants shall be subject to any vesting requirements imposed by the Committee. In the event of an Acquisition or dissolution of the Company, all unvested Options and stock grants shall immediately vest two business days prior to the earlier of the scheduled closing of the Acquisition or proposed dissolution or the actual closing of the Acquisition or proposed dissolution and a minimum of 20 days notice of such vesting shall be given to the holders of such Options and unvested shares of Common Stock.

      10. Termination of Employment. Subject to any greater restrictions or limitations as may be imposed by the Committee upon the granting of any ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in Paragraph 11, no further installments of his ISOs shall become exercisable or vest, and his ISOs shall terminate on the day three months after the day of the termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Paragraph
17. Employment shall be considered as continuing uninterrupted during any bona fide lease of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to re-employment is guaranteed by statute. A leave of absence with the written approval of the Company's Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractrually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

      11.     Death or Disability.    Subject to any greater
restrictions for limitations as may be imposed by the Committee upon the granting of any ISO:

           a. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by Will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or three months from the date of the optionee's death.

           b. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment to the extent of the number of shares with respect to which he could on the earlier of the ISO's specified expiration date or one year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e) (3) of the Code or successor statute.

      12. Assignability. No Option granted to an executive officer or director of the Company or beneficial owner of 10% or more of the Company's equity securities registered pursuant to Section 12 of the Exchange Act and no ISO shall be assignable or transferable by the grantee except by Will or by the laws of descent and distribution and during the lifetime of the grantee each Option shall be exercisable only by him, his guardian or legal representative.

      13.     Terms  and  Conditions of Options.     Options
shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Paragraphs 7 through 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

      14. Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

           a. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          b. If the Company is to be consolidated with or acquired by another entity pursuant to an Acquisition, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, as to outstanding Options not exercised pursuant to Paragraph 9, either (I) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition;

or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options over the exercise price thereof.

           c. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph b above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

            d. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs a, b or c with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs may refrain from making such adjustments.

           e. Except as expressly provided herein, no issuance by the Company of shares of Common Stock of any class or securities convertible into shares of Common Stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

           f. No fractional share shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

           g. Upon the happening of any of the foregoing events described in subparagraphs a, b or c above, the class and aggregate number of shares set forth in Paragraph 14 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this Paragraph 14 and, subject to Paragraph 2, its determination shall be conclusive. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs a, b or c above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

     15.    Means of Exercising Stock Rights.

           a. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase or exercise price therefor either (i) in United States dollars in cash or by check; (ii) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right; (iii) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code, or
(iv) at the discretion of the Committee, by any combination of (i), (ii) and (iii) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii), (iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Paragraph 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is iussued.

           b. Each notice of exercise shall, unless the Option shares are covered by a then current registration statement under the Act, contain the optionee's acknowledgment in form and substance satisfactory to the Company that (i) such Option shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (ii) the Optionee has been advised and understands that (1) the Option shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the Option shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, and (iii) such Option shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Option granted hereunder until either such event has occurred.

      16. Term and Amendment of Plan. This Plan was adopted by the Board on March 22, 1993, and if not approved by the holders of at least a majority of all shares present in person and by proxy and entitled to vote therein at a meeting of the shareholders of the Company within 12 months from the date of the Plan's adoption by the Board, no ISOs may be granted pursuant to the Plan. Nor shall the Plan in such event conform to Rule 16b-3 promulgated under the Securities Exchange Act of 1934. This Plan shall have no expiration date, provided however that no ISOs shall be granted more than 10 years after the Plan's effective date. The Board may terminate or amend the Plan in any respect at any time. However, if approved by the shareholders on or before March 18, 1994, approval of the shareholders must be obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) increase of the total number of shares that may be issued under the Plan (except by adjustment pursuant to Paragraph
14); (b) modification of the provisions of Paragraph 3 regarding eligibility for grants of ISOs; and (c) any other act requiring shareholder approval under Rule 16b-3 (or successor rule) promulgated under the Exchange Act. Except as provided herein or as specified in the original instrument granting such Stock Right, no action of the Board or shareholders may alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

      17. Conversion of ISOs into non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

      18.  Application of Funds.    The proceeds received by
the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

       19. Governmental regulations. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

      20. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the granting or vesting of an Award, the purchase of common stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in Paragraph 21) the Company, in accordance with Section 3402(a) of the Code may require the optionee, award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option; (ii) the granting or vesting of an award; or (iii) the making of a purchase of Common Stock for less than its fair market value on the payment of such withholding taxes.

      To the extent that the Company is required to withhold taxes for federal income tax purposes in connection with the exercise of any Option, the optionee shall have the right to elect to satisfy such withholding requirement by (i) paying the amount of the required withholding tax to the Company;
(ii) delivering to the Company shares of its Common Stock previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by the Option exercise. The number of shares to be delivered to or withheld by the Company times the fair market value of such shares shall equal the cash required to be withheld. To the extent that the Participant elects to either deliver or have withheld shares of the Company's Common Stock, the Board, or the Committee, may require him to make such election only during certain period of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Exchange Act or to meet certain Code requirements.

      21. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

      22. Continued Employment. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express implied, on the part of the Company or any Related Corporation to retain the optionee in the employ of the Company or a Related

Corporation, as a member of the Company's board of directors or in any other capacity, whichever the case may be.

      23. Bonuses or Loans to Exercise Options. If requested by any person to whom a grant of a Stock Right has been made, the Company or any Related Corporation may loan such person or guarantee a bank loan to such person for the purpose of paying for the shares of the Common Stock. If requested by any person to whom a grant of a Stock Right has been made, the Company or any Related Corporation may loan such person, guarantee a bank loan to such person, or pay such person additional compensation equal to the amount of money necessary to pay the federal income taxes incurred as a result of the grant of the Stock Rights or the exercise of any options, assuming that such person is in the maximum federal income tax bracket six months from the time of grant or exercise and assuming that such person has no deductions which would reduce the amount of such tax owed. The tax loan shall be made or tax offset bonus paid on or after April 15th of the year following the year in which the amount of tax is determined, and any loan shall be made on such terms as the Company or lending bank determines.

      24. Governing Law; Construction. The valididty and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Florida. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.
















                           - 17 -
====================================================================
====================================================================
====================================================================